UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2022
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Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati,	Ohio	45262-5737
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (513) 459-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 193 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of shareholders at the Annual Meeting of the shareholders of Cintas Corporation (the Corporation) held on October 25, 2022:

Item No. 1:
The shareholders elected the persons listed below as directors of the Corporation. The voting results were as follows:

Name	Shares For	Shares Against	Abstentions	Broker Non-Votes
Gerald S. Adolph	81,623,870	7,729,780	38,805	4,280,139
John F. Barrett	85,614,398	3,735,166	42,891	4,280,139
Melanie W. Barstad	85,707,143	3,652,239	33,073	4,280,139
Karen L. Carnahan	83,516,124	5,847,180	29,151	4,280,139
Robert E. Coletti	84,718,963	4,638,610	34,882	4,280,139
Scott D. Farmer	83,661,299	5,702,320	28,836	4,280,139
Joseph Scaminace	82,439,325	6,025,792	927,338	4,280,139
Todd M. Schneider	87,874,086	1,485,702	32,667	4,280,139
Ronald W. Tysoe	84,402,632	4,955,024	34,799	4,280,139

Item No. 2:
The shareholders approved an advisory resolution on named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
86,957,212	2,381,013	54,230	4,280,139

Item No. 3:
The shareholders approved the ratification of the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for fiscal 2023. The voting results were as follows:

For	Against	Abstain
90,571,109	3,082,565	18,920

Item No. 4:
The shareholders did not approve the amendments to the Company's Restated Articles of Incorporation to eliminate the supermajority voting requirement for business combinations with interested persons. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
59,567,925	27,470,406	2,354,124	4,280,139

Item No. 5:
The shareholders approved the amendments to the Company's Restated Articles of Incorporation to eliminate the supermajority voting requirement to remove directors for cause. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
59,612,413	27,431,931	2,348,111	4,280,139

Item No. 6:
The shareholders approved the amendments to the Company's Restated Articles of Incorporation to eliminate the supermajority voting requirement for shareholder approval of mergers, share exchanges, asset sales and dissolutions. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
59,570,986	27,463,354	2,358,115	4,280,139

Item No. 7:
The shareholders did not approve the shareholder proposal regarding a special shareholder meeting improvement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
43,095,773	46,246,945	49,737	4,280,139

Item No. 8:
The shareholders did not approve the shareholder proposal regarding a report on political contributions. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
40,625,410	48,658,547	108,498	4,280,139

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	October 27, 2022	By:	/s/ J. Michael Hansen
J. Michael Hansen
Executive Vice President and Chief Financial Officer